19

070002628

0118

Tax Map Nos. 9/2/N/33A, 9/A/11, 9/A/5, 8-A-28

670-001-0725

Regional Enterprises, Inc., a Virginia corporation, as assignor
(Assignor)

To

RZB Finance LLC, as assignee
(Lender)

ASSIGNMENT OF LEASES AND RENTS

Dated: July 26, 2007
Location: 410 Water Street
Hopewell, VA 23068

THIS INSTRUMENT PREPARED BY AND UPON RECORDATION RETURN TO:

Connell & Wiener LLP
545 Fifth Avenue
New York, New York 10017
Attention: Paul R. Wiener, Esq.

EXEMPTION CLAIMED. This instrument is exempt from recording tax pursuant to VA Code §58.1-809

File To: LandAmerica
600 E. Main St., STE 1400
Richmond, VA 23219
07-027000
JN

THIS ASSIGNMENT OF LEASES AND RENTS ("Assignment") is made as of the 26th day of July, 2007, by REGIONAL ENTERPRISES, INC., a Virginia corporation, as assignor (the "Assignor"), to be indexed as grantor, having its principal place of business at 410 Water Street, Hopewell, Virginia 23860, to RZB FINANCE LLC, as assignee, having an address at 1133 Avenue of the Americas, New York, New York 10036 ("Lender"), to be indexed as grantee.

RECITALS:

WHEREAS, pursuant to the Loan Agreement dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the "Loan Agreement") between Rio Vista Energy Partners L.P. (the "Borrower") and Lender, the Lender has made a loan in the principal amount of Five Million Dollars ($5,000,000) to the Borrower (the "Loan");

WHEREAS, pursuant to the Loan Agreement and the Borrower's promissory note of even date herewith (as amended, modified, supplemented or replaced from time to time, the "Note") given to Lender, the Borrower is indebted to Lender in the principal sum of Five Million Dollars ($5,000,000), with interest from the date of the Loan at the rates set forth in the Note and the Loan Agreement, principal and interest to be payable in accordance with the terms and conditions provided in the Note and the Loan Agreement.

WHEREAS, Assignor has executed and delivered to the Lender a Guaranty & Agreement dated the date hereof (as amended, modified, restated or supplemented from time to time, the "Guaranty") covering payment of all indebtedness, liabilities and obligations of the Borrower to the Lender, including, without limitation, under or in connection with the Loan Agreement and the Note.

Assignor desires to secure the payment and performance of the Obligations as defined in the Granting Clause of the Security Instrument (defined below).

1. ASSIGNMENT

1.1 PROPERTY ASSIGNED. Assignor hereby absolutely and unconditionally assigns and grants to Lender the following property, rights, interests and estates, now owned, or hereafter acquired by Assignor:

(a) Leases. All existing and future leases affecting the use, enjoyment, or occupancy of all or any part of those certain lots or pieces of land, more particularly described in Exhibit A annexed hereto and made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (collectively, the "Property") and the right, title and interest of Assignor, its successors and assigns, therein and thereunder.

(b) Other Leases and Agreements. All other leases and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Property or any portion thereof now or hereafter made, whether made before or after the filing by or against Assignor of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the "Bankruptcy Code"), together with any extension, renewal or replacement of the same, this Assignment of other present and future leases and present and future agreements being effective without further or supplemental assignment. The leases described in Subsection 1.1(a) and the leases and other agreements described in this Subsection 1.1(b), together with all other present and future leases and present and future agreements and any extension or renewal of the same are collectively referred to as the "Leases".

(c) Rents. All rents, additional rents, revenues, income, issues and profits arising from the Leases and renewals and replacements thereof and any cash or security deposited in connection therewith and together with all rents, revenues, income, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the use, enjoyment and occupancy of the Property whether paid or accruing before or after the filing by or against Assignor of any petition for relief under the Bankruptcy Code (collectively, the "Rents").

(d) Bankruptcy Claims. All of Assignor's claims and rights (the "Bankruptcy Claims") to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code, 11 U.S.C. §101 et seq., as the same may be amended (the "Bankruptcy Code").

(e) Lease Guaranties. All of Assignor's right, title and interest in and claims under any and all lease guaranties, letters of credit and any other credit support given by any guarantor in connection with any of the Leases (individually, a "Lease Guarantor" and collectively, the "Lease Guarantors") to Assignor (individually, a "Lease Guaranty" and collectively, the "Lease Guaranties").

(f) Proceeds. All proceeds from the sale or other disposition of the Leases, the Rents, the Lease Guaranties and the Bankruptcy Claims.

(g) Other. All rights, powers, privileges, options and other benefits of Assignor as lessor under the Leases and beneficiary under the Lease Guaranties, including without limitation the immediate and continuing right to make claim for, receive, collect and receipt for all Rents payable or receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Debt (as hereinafter defined)), and to do all other things which Assignor or any lessor is or may become entitled to do under the Leases or the Lease Guaranties.

(h) Entry. The right, at Lender's option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver, to collect the Rents.

(i) Power of Attorney. Assignor's irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in Section 3.1 of this Assignment and any or all other actions designated by Lender for the proper management and preservation of the Property.

(j) Other Rights and Agreements. Any and all other rights of Assignor in and to the items set forth in subsections (a) through (i) above, and all amendments, modifications, replacements, renewals and substitutions thereof.

1.2 CONSIDERATION. This Assignment is made in consideration of and to further secure the Obligations which are in the original aggregate principal sum of Five Million Dollars ($5,000,000), and is intended to be duly recorded in the public records of the county where the Property is located. The Obligations are also secured by the Mortgage, Deed of Trust and Security Agreement dated the date hereof (as amended, modified, supplemented or restated from time to time, the "Security Instrument") executed by the Assignor in favor of the Lender. The principal sum, interest and all other sums due and payable under the Guaranty, the Security Instrument, this Assignment and the other Loan Documents (as defined in the Loan Agreement) are collectively referred to as the "Debt".

2. TERMS OF ASSIGNMENT

2.1 PRESENT ASSIGNMENT AND LICENSE BACK. It is intended by Assignor that this Assignment constitute a present, absolute assignment of the Leases, Rents, Lease Guaranties and Bankruptcy Claims, and not an assignment for additional security only. Nevertheless, subject to the terms

of this Section 2.1, Lender grants to Assignor a revocable license to collect and receive the Rents and other sums due under the Lease Guaranties. Assignor shall hold the Rents and all sums received pursuant to any Lease Guaranty, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums.

2.2 NOTICE TO LESSEES. Assignor hereby agrees to authorize and direct the lessees named in the Leases or any other or future lessees or occupants of the Property and all Lease Guarantors to pay over to Lender or to such other party as Lender directs all Rents and all sums due under any Lease Guaranties upon receipt from Lender of written notice to the effect that Lender is then the holder of the Security Instrument and that a Default (defined below) exists, and to continue so to do until otherwise notified by Lender.

2.3 INCORPORATION BY REFERENCE. All representations, warranties, covenants, conditions and agreements contained in the Security Instrument as same may be modified, renewed, substituted or extended are hereby made a part of this Assignment to the same extent and with the same force as if fully set forth herein.

3. REMEDIES

3.1 REMEDIES OF LENDER. Upon or at any time after the occurrence of a default under this Assignment or an Event of Default (as defined in the Security Instrument) (a "Default"), the license granted to Assignor in Section 2.1 of this Assignment shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents and sums due under any Lease Guaranties, whether or not Lender enters upon or takes control of the Property. In addition, Lender may, at its option, without waiving such Default, without notice and without regard to the adequacy of the security for the Debt, either in person or by agent, nominee or attorney, with or without bringing any action or proceeding, or by a receiver appointed by a court, dispossess Assignor and its agents and servants from the Property, without liability for trespass, damages or otherwise and exclude Assignor and its agents or servants wholly therefrom, and take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Lender may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents and sums due under all Lease Guaranties, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Lender and may apply the Rents and sums received pursuant to any Lease Guaranties to the payment of the following in such order and proportion as Lender in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Lender may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Lender may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Debt, together with all costs and reasonable attorneys' fees. In addition, upon the occurrence of a Default, Lender, at its option, may (1) complete any construction on the Property in such manner and form as Lender deems advisable, (2) exercise all rights and powers of Assignor, including, without limitation, the right to negotiate, execute, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents from the Property and all sums due under any Lease Guaranties, (3) either require Assignor to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Property as may be in possession of Assignor or (4) require

Assignor to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Assignor may be evicted by summary proceedings or otherwise.

0122

3.2 OTHER REMEDIES. Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the power and rights granted to Lender hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Guaranty, the Security Instrument, or the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms thereof. The right of Lender to collect the Debt and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder. Assignor hereby absolutely, unconditionally and irrevocably waives any and all rights to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligations of Assignor under this Assignment, the Guaranty, the Security Instrument, the other Loan Documents or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect same, or any portion thereof, or to enforce and realize upon the lien and security interest created by this Assignment, the Guaranty, the Security Instrument, or any of the other Loan Documents (provided, however, that the foregoing shall not be deemed a waiver of Assignor's right to assert any compulsory counterclaim if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Assignor's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding).

3.3 OTHER SECURITY. Lender may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

3.4 NON-WAIVER. The exercise by Lender of any remedy granted it in Section 3.1 of this Assignment and the collection of the Rents and sums due under the Lease Guaranties and the application thereof as herein provided shall not be considered a waiver of any default by Assignor under the Guaranty, the Security Instrument, the Leases, this Assignment or the other Loan Documents. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Assignor shall not be relieved of Assignor's obligations hereunder by reason of (a) the failure of Lender to comply with any request of Assignor or any other party to take any action to enforce any of the provisions hereof or of the Security Instrument, the Guaranty or the other Loan Documents, (b) the release regardless of consideration, of the whole or any part of the Property, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Guaranty, the Security Instrument or the other Loan Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take any action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to enforce its rights under this Assignment. The rights of Lender under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

3.5 BANKRUPTCY. (a) Upon or at any time after the occurrence of a Default, Lender shall have the right to proceed in its own name or in the name of Assignor in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Assignor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

(b) If there shall be filed by or against Assignor a petition under the Bankruptcy Code, and Assignor, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Assignor shall give Lender not less than ten (10) days' prior notice of the date on which Assignor shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon Assignor within such ten-day period a notice stating that (i) Lender demands that Assignor assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Assignor the notice described in the preceding sentence, Assignor shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

4. NO LIABILITY, FURTHER ASSURANCES

4.1 NO LIABILITY OF LENDER. This Assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any Lease or Lease Guaranty or otherwise impose any obligation upon Lender. Lender shall not be liable for any loss sustained by Assignor resulting from Lender's failure to let the Property after a Default or from any other act or omission of Lender in managing the Property after a Default unless such loss is caused by the willful misconduct and bad faith of Lender. Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or any Lease Guaranties or under or by reason of this Assignment and Assignor shall, and hereby agrees, to indemnify Lender for, and to hold Lender harmless from, any and all liability, loss or damage which may or might be incurred under the Leases, any Lease Guaranties or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Lender by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or any Lease Guaranties. Should Lender incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured by this Assignment and by the Security Instrument and the other Loan Documents and Assignor shall reimburse Lender therefor immediately upon demand and upon the failure of Assignor so to do Lender may, at its option, declare all sums secured by this Assignment and by the Security Instrument and the other Loan Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any Lease Guaranties; nor shall it operate to make Lender responsible or liable for any waste committed on the Property by any lessee or any other parties, or for any dangerous or defective condition of the Property, including without limitation the presence of any Hazardous Substances (as defined in that certain Environmental Indemnity Agreement executed by Assignor in favor of Lender as of even date herewith), or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

4.2 NO MORTGAGEE IN POSSESSION. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession" in the absence of the taking of actual possession of the Property by Lender. In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Assignor.

4.3 FURTHER ASSURANCES. Assignor will, at the cost of Assignor, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, conveyances, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and

rights hereby assigned or intended now or hereafter so to be, or which Assignor may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes Lender to execute and/or file (without signature) in the name of Assignor to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases.

5. MISCELLANEOUS PROVISIONS

5.1 CONFLICT OF TERMS. In case of any conflict between the terms of this Assignment and the terms of the Security Instrument, the terms of the Security Instrument shall prevail.

5.2 NO ORAL CHANGE. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

5.3 CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word "Assignor " shall mean "each Assignor and any subsequent owner or owners of the Property or any part thereof or interest therein," the word "Lender" shall mean "Lender, its servicer, and any subsequent holder of the Guaranty," the words "Note", "Loan Agreement" and "Guaranty" shall mean the "Note", "Loan Agreement" and "Guaranty" and any other evidence of indebtedness secured by the Security Instrument," the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees", "legal fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

5.4 AUTHORITY. Assignor represents and warrants that it has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Assignor or the Property.

5.5 INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

5.6 DUPLICATE ORIGINALS; COUNTERPARTS. This Assignment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

5.7 CHOICE OF LAW. This Assignment shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and the applicable laws of the United States of America.

5.8 TERMINATION OF ASSIGNMENT. Upon payment in full of the Debt and the delivery and recording of a satisfaction or discharge of Security Instrument duly executed by Lender, this Assignment shall become and be void and of no effect.

5.9 NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to Assignor or Lender at their addresses set forth in the Security Instrument or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 5.9, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

5.10 WAIVER OF TRIAL BY JURY. ASSIGNOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR SUCH LOAN, THIS ASSIGNMENT, THE GUARANTY, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

5.11 SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder, Assignor (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State in which the Property is located and the United States District Court located in the county in which the Property is located, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Assignment brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

5.12 LIABILITY. If Assignor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Assignment shall be binding upon and inure to the benefit of Assignor and Lender and their respective successors and assigns forever.

5.13 HEADINGS, ETC. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

5.14 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

5.15 SOLE DISCRETION OF LENDER. Wherever pursuant to this Assignment (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

THIS ASSIGNMENT, together with the covenants and warranties therein contained, shall inure to the benefit of Lender and any subsequent holder of the Security Instrument and shall be binding upon Assignor, its heirs, executors, administrators, successors and assigns and any subsequent owner of the Property.

IN WITNESS WHEREOF, Assignor has executed this instrument the day and year first above written.

Regional Enterprises, Inc.

By: [signature]
Name: Ian T. Bothwell
Title: President

COMMONWEALTH OF VIRGINIA
CITY/~~COUNTY~~ OF RICHMOND, to-wit:

The forgoing instrument was acknowledged before me this 19 day of July, 2007, by Ian T. Bothwell, President of Regional Enterprises, Inc., a Virginia corporation, on behalf of the corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Brenda O Bivens
Notary Public

My commission expires: 4-30-2009

My registration no. is 218866

BRENDA O. BIVENS NOTARY PUBLIC COMMONWEALTH OF VIRGINIA

EXHIBIT A

Property

PARCEL A:

ALL that certain tract or parcel of land with improvements thereon and appurtenances thereto belonging, lying in the City of Hopewell, Virginia containing 530 square feet and more particularly shown as Parcel A on a plat entitled "Plat of Survey Showing Three Parcels Adjacent the Norfolk & Western Railroad, Located Within the City of Hopewell, Virginia", dated November 12, 1982, made by Lewis & Ownes, Inc., Consulting Engineers & Surveyors, Richmond, Virginia, a copy of which plat is recorded in the Clerk's Office, Circuit Court, City of Hopewell, Virginia in Plat Book 7, page 118, to which plat reference is hereby made for a more particular description of the property hereby conveyed.

PARCEL B:

ALL that certain tract or parcel of land with improvements thereon and appurtenances thereto belonging, lying in the City of Hopewell, Virginia containing 4.30 acres more or less and more particularly shown as Parcel B on a plat entitled "Plat of Survey Showing Three Parcels Adjacent the Norfolk & Western Railroad, Located Within the City of Hopewell, Virginia", dated November 12, 1982, made by Lewis & Ownes, Inc., Consulting Engineers & Surveyors, Richmond, Virginia, a copy of which plat is recorded in the Clerk's Office, Circuit Court, City of Hopewell, Virginia in Plat Book 7, page 118, to which plat reference is hereby made for a more particular description of the property hereby conveyed.

PARCEL C:

ALL that certain tract or parcel of land with improvements thereon and appurtenances thereto belonging, lying in the City of Hopewell, Virginia containing 1.20 acres more or less and more particularly shown as Parcel C on a plat entitled "Plat of Survey Showing Three Parcels Adjacent the Norfolk & Western Railroad, Located Within the City of Hopewell, Virginia", dated November 12, 1982, made by Lewis & Ownes, Inc., Consulting Engineers & Surveyors, Richmond, Virginia, a copy of which plat is recorded in the Clerk's Office, Circuit Court, City of Hopewell, Virginia in Plat Book 7, page 118, to which plat reference is hereby made for a more particular description of the property hereby conveyed.

BEING the same real estate conveyed to Regional Enterprises, Inc., a Virginia corporation, by Deed from City Point Oil Terminal, a Virginia corporation, dated October 26, 1982, recorded October 29, 1982, in the Clerk's Office, Circuit Court, City of Hopewell, Virginia in Deed Book 177, page 591.

AND FURTHER BEING the same real estate conveyed to Regional Enterprises, Inc., a Virginia corporation by Deed of Correction from City Point Oil Terminal, a Virginia

corporation, dated November 24, 1982, recorded May 13, 1983, in the Clerk's Office, Circuit Court, City of Hopewell, Virginia in Deed Book 179, page 717.

PARCEL D:

ALL that certain lot or parcel of land, with improvements thereon and appurtenances thereto, pertaining, lying and being in the City of Hopewell, Virginia, containing 0.39 acres, more or less, as shown on a plat entitled, "Map of .039 Acre of Land Situated in Hopewell, Virginia, Belonging to the Estate of Mary Epps", dated September 20, 1954, revised December 19, 1954, made by W.W. LaPrade & Bros., Civil Engineers and more particularly described as follows:

BEGINNING at an iron rod in the southern line of Pierce Street at a point where the line dividing the property hereby conveyed from the property now or formerly owned by City Point Terminal Oil Company intersects the southern line of Pierce Street; thence S 8° 43' W 93.5 feet ot an iron rod; thence S 9° 45' W 18.85 feet to an iron rod; then S° 23 07' W 77.86 feet to an iron rod; thence N 86° 05 ½' W 63 feet to an old concrete stone; thence N 3° 20' 15" E 196.64 feet along the line dividing the property hereby conveyed from the property now or formerly owned by the School Board to a point in the southern line of Pierce Street; thence S 79° 43' E 101 feet to the iron rod at the point and place of beginning; said property being known by the current street address of 1116 Pierce Street, Hopewell, Virginia.

BEING the same real estate conveyed to Regional Enterprises, Inc., a Virginia corporation by deed from Virginia V. French (formerly Virginia V. Hogue) and C.D. French, dated November 28, 1990, recorded June 11, 1991, in the Clerk's Office, Circuit Court, City of Hopewell, Virginia in Deed Book 233, page 897.

INSTRUMENT #070002628
RECORDED IN THE CLERK'S OFFICE OF
HOPEWELL ON
JULY 27, 2007 AT 02:24PM
KAY H. RACKLEY, CLERK
Barbara K Jones
RECORDED BY: BKJ